Income Taxes - Schedule of Reconciliation of Effective Tax rate (Details)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Taxes.
Statutory federal income tax benefit	(21.00%)	(21.00%)
Permanent items	(0.04%)	0.01%
Foreign rate differential	0.01%	(0.02%)
State taxes, net of federal tax benefit	(1.74%)	0.60%
Change in valuation allowance	23.01%	22.23%
R&D credit	(0.24%)	(1.90%)
Other		0.07%
Effective tax rate	0.00%	0.00%